EXHIBIT 99.1

COMCAST AND NBCUNIVERSAL MEDIA ANNOUNCE DEBT EXCHANGE OFFER

Philadelphia, Pennsylvania, October 3, 2017 – Comcast Corporation (Nasdaq: CMCSA) (“Comcast”) and NBCUniversal Media, LLC (“NBCUniversal”) announced today the commencement of a private offer to exchange (the “Exchange Offer”) new series of Comcast senior notes for up to $4.0 billion in aggregate principal amount (the “Old Notes Cap”) of certain series of existing Comcast and NBCUniversal notes (the “Old Notes”) described in the table below. Subject to the Old Notes Cap, the aggregate principal amount of Old Notes that are accepted for exchange will be based on the order of acceptance priority for such series as set forth in the table below (the “Acceptance Priority Levels”), and such that the aggregate principal amount of Old Notes accepted in the Exchange Offer results in the issuance of new notes due November 1, 2047 (the “New 2047 Notes”) in an aggregate principal amount not exceeding $2.0 billion (the “2047 Notes Cap”), new notes due November 1, 2049 (the “New 2049 Notes”) in an aggregate principal amount not exceeding $2.0 billion (the “2049 Notes Cap”) and new notes due November 1, 2052 (the “New 2052 Notes” and, together with the New 2047 Notes and the New 2049 Notes, the “New Notes”) in an aggregate principal amount not exceeding $1.5 billion (the “2052 Notes Cap”). Subject to the Old Notes Cap, validly tendered Old Notes will be accepted for exchange in accordance with the Acceptance Priority Levels first into New 2047 Notes, until the 2047 Notes Cap is reached, then into New 2049 Notes, until the 2049 Notes Cap is reached, and finally into New 2052 Notes, until the 2052 Notes Cap is reached (the “New Notes Waterfall”). The New Notes will be guaranteed by NBCUniversal and Comcast Cable Communications, LLC.

Title of Security	Issuer	CUSIP Number	Principal Amount Outstanding (millions)	Reference UST Security(1)	Fixed Spread (basis points)(2)	Acceptance Priority Level
6.950% Notes due 2037	Comcast Corporation	20030NAV3	$2,000	30 year	88	1
6.550% Notes due 2039	Comcast Corporation	20030NAY7	$ 800	30 year	100	2
6.400% Notes due March 1, 2040	Comcast Corporation	20030NBB6	$1,000	30 year	100	3
6.400% Notes due April 30, 2040	NBCUniversal Media, LLC	63946BAF7(3)	$1,000	30 year	100	4
6.450% Notes due 2037	Comcast Corporation	20030NAM3	$1,850	30 year	90	5
6.400% Notes due 2038	Comcast Corporation	20030NAX9	$1,000	30 year	95	6
6.500% Notes due 2035	Comcast Corporation	20030NAK7	$1,000	30 year	85	7
5.950% Notes due 2041	NBCUniversal Media, LLC	63946BAG5	$1,200	30 year	103	8
5.650% Notes due 2035	Comcast Corporation	20030NAF8	$ 750	30 year	85	9
		Total:	$10,600
(1)	The 30 year Reference UST Security refers to the 3.000% U.S. Treasury Notes due May 15, 2047.

(2)	The Fixed Spread is inclusive of the Early Participation Payment.

(3)	The 6.400% Notes due April 30, 2040 also includes notes with a restrictive legend (144A CUSIP number: 62875UAD7; Regulation S CUSIP: U63763AB9).

Set forth below is a table summarizing the terms of the New Notes and the consideration therefor in the Exchange Offer:

Title of Series	Maturity Date	Aggregate Principal Amount of Old Notes Accepted for Tender(1)	Reference UST Security(2)	Spread to 30-Year Reference UST Security
New 2047 Notes	November 1, 2047	An amount of Old Notes such that the aggregate principal amount of New 2047 Notes issued does not exceed $2,000,000,000	30 year	112 bps
New 2049 Notes	November 1, 2049	An amount of Old Notes such that the aggregate principal amount of New 2049 Notes issued does not exceed $2,000,000,000	30 year	115 bps
New 2052 Notes	November 1, 2052	An amount of Old Notes such that the aggregate principal amount of New 2052 Notes issued does not exceed $1,500,000,000	30 year	120 bps
(1)	The aggregate principal amount of Old Notes accepted for tender will also be subject to the Old Notes Cap.

(2)	The 30 year Reference UST Security refers to the 3.000% U.S. Treasury Notes due May 15, 2047.

The Exchange Offer is being conducted upon the terms and subject to the conditions set forth in a confidential offering memorandum (the “Offering Memorandum”), dated October 3, 2017. Comcast and

NBCUniversal reserve the right, but are not obligated, to increase the maximum amount of each series of New Notes that will be issued following commencement of the Exchange Offer.

The Exchange Offer is only made and the New Notes are only being offered and will only be issued, to holders of Old Notes either (a) in the United States, that are “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) (i) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, (ii) if located or resident in any Member State of the European Economic Area which has implemented Directive 2003/71/EC, as amended (the “Prospectus Directive”), who are “Qualified Investors” as defined under the Prospectus Directive and (iii) if located or resident in Canada, is located or resident in a province of Canada and is an “accredited investor” as such term is defined in National Instrument 45- 106 – Prospectus Exemptions (“NI 45-106”), and, if resident in Ontario, section 73.3(1) of the Securities Act (Ontario) that is not an individual unless that person is also a “permitted client” as defined in National Instrument 31-103 - Registration Requirements, Exemptions and Ongoing Registrant Obligations (“NI 31-103”) (each, an “Eligible Holder”).

Subject to acceptance priority levels, the New Notes Waterfall and proration procedures described in the Offering Memorandum, (i) holders who tender Old Notes on or prior to 5:00 p.m., New York City time, on October 17, 2017 (such date and time, as it may be extended by Comcast and NBCUniversal, the “Early Participation Date”) will receive, for each $1,000 principal amount of Old Notes tendered and accepted, the Total Consideration as further described in the Offering Memorandum, payable in the form of New Notes and (ii) holders who tender Old Notes after the Early Participation Date will receive, for each $1,000 principal amount of Old Notes tendered and accepted, the Exchange Consideration, which represents the Total Consideration less the Early Participation Payment described below, and which will be payable in the form of New Notes. In addition, holders whose Old Notes are accepted for exchange will receive accrued and unpaid interest from the last applicable interest payment date to, but excluding, the date on which the exchange of Old Notes accepted for exchange is settled (the “applicable Settlement Date”), and amounts due in lieu of fractional amounts of New Notes, in cash.

The early participation payment (the “Early Participation Payment”) will be $30 per $1,000 principal amount of Old Notes and will be paid in the form of New Notes. Old Notes tendered on or prior to the early participation deadline will also have acceptance priority over Old Notes tendered after the early participation deadline.

The Exchange Offer will expire at 11:59 p.m., New York City time, on October 31, 2017 (the “Expiration Date”), unless extended or earlier terminated by Comcast or NBCUniversal. If, as of the Early Participation Date, the Exchange Offer is over-subscribed and all conditions to the Exchange Offer have been or concurrently are satisfied or waived by us, we will have the option but not the obligation to accept for exchange all Old Notes validly tendered and not validly withdrawn in the Exchange Offer as of the Early Participation Date on the second business day following the Early Participation Date or as soon as practicable thereafter, which is expected to be October 19, 2017 (the “Early Settlement Date”). The applicable Settlement Date will be the Early Settlement Date if we elect to early settle the Exchange Offer, otherwise the applicable Settlement Date will be the first business day following the Expiration Date or as soon as practicable thereafter, which is expected to be October 31, 2017.

Tenders of Old Notes submitted in the Exchange Offer at or prior to 5:00 p.m. New York City time on October 17, 2017, subject to any extension by Comcast (the “Withdrawal Deadline”), may be validly withdrawn at any time prior to the Withdrawal Deadline, but thereafter will be irrevocable, except in certain limited circumstances where additional withdrawal rights are required by law (as determined by

Comcast or NBCUniversal, as the case may be). Tenders submitted in the Exchange Offer after the Withdrawal Deadline will be irrevocable except in the limited circumstances where additional withdrawal rights are required by law.

The Exchange Offer is subject to certain conditions, including that if less than $500,000,000 of New 2047 Notes would be issued, then no New Notes will be created and the Exchange Offer will be terminated. In addition, if less than $500,000,000 of New 2049 Notes or New 2052 Notes would be issued, then no notes of such series will be created.

The New Notes have not been registered under the Securities Act or any other applicable securities laws. Therefore, the New Notes may not be offered or sold except pursuant to an exemption from or in a transaction not subject to the registration requirements of the Securities Act and the applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein. The Exchange Offer is being made solely by means of the Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

The Exchange Offer is only being made, and copies of the Offering Memorandum will only be made available, to holders of the Old Notes who have certified to Comcast in an eligibility letter that they are Eligible Holders. Copies of the eligibility letter are available to holders of the Old Notes through the information agent, D.F. King & Co., Inc., at their website http://www.dfking.com/comcast, by calling (866) 342-8290 (toll-free) or (212) 269-5550 (banks and brokers) or by email at comcast@dfking.com.

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CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements. Readers are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual events or our actual results to differ materially from those expressed in any such forward-looking statements. Readers are directed to Comcast’s and NBCUniversal’s periodic and other reports filed with the Securities and Exchange Commission (SEC) for a description of such risks and uncertainties. Neither company undertakes any obligation to update any forward-looking statements. In evaluating those statements, you should specifically consider various factors, including the risks and uncertainties discussed in the Offer to Purchase, under the caption “Risk Factors” in Comcast’s and NBCUniversal’s Annual and Quarterly Reports on Forms 10-K and 10-Q and in other reports Comcast and NBCUniversal file with the SEC. Actual events or Comcast’s and NBCUniversal’s actual results may differ materially from any of Comcast’s and NBCUniversal’s forward-looking statements.

Investor Contacts:

William Dordelman, 215-286-7550

Jennifer Daley, 215-286-7732

Jim McCue, 215-286-8701

Press Contact:

John Demming, 215-286-8011

Source: Comcast Corporation

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